UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2006

Alliant Techsystems Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction	(Commission	(I.R.S. Employer Identification
of incorporation)	File Number)	No.)

5050 Lincoln Drive
Edina, Minnesota	55436-1097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 351-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           On March 9, 2006, Eric S. Rangen, Executive Vice President and Chief Financial Officer of Alliant Techsystems Inc. (“ATK”), and ATK agreed that Mr. Rangen would leave ATK effective April 1, 2006.

(c)           On March 13, 2006, ATK’s Board of Directors elected John L. Shroyer, ATK’s Vice President Operations, as Senior Vice President and Chief Financial Officer of ATK, effective April 1, 2006.  Mr. Shroyer, age 42, has held his present position since November 2005.  He served as Vice President and General Manager, ATK Ordnance Systems, from 2004 to November 2005.  From 2002 to 2004, he was President of ATK Tactical Systems.  He was Vice President, ATK Tactical Systems from 2001 to 2002, and Vice President and Treasurer, ATK Tactical Systems, from 2000 to 2001.

Item 8.01  Other Events.

On March 13, 2006, ATK announced the realignment of its operations and revised financial guidance for the fiscal years ending March 31, 2006 and 2007.

Certain information discussed in this report on Form 8-K and the accompanying press release constitutes forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  Although ATK believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those factors are: changes in governmental spending, budgetary policies and product sourcing strategies; the company’s competitive environment; the terms and timing of awards and contracts; ATK’s access to capital markets and the costs thereof; actual pension asset returns and assumptions regarding future returns, discount rates and service costs; and economic conditions.  ATK undertakes no obligation to update any forward-looking statements. For further information on factors that could impact ATK, and statements contained herein, reference should be made to ATK’s filings with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, current reports on Form 8-K, and ATK’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005.

A copy of the press release announcing the departure of Mr. Rangen, the election of Mr. Shroyer, the realignment and revised guidance is filed with this report as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.

Description

99.1	Press release issued by Alliant Techsystems Inc. on March 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

Date: March 14, 2006	By:	/s/ KEITH D. ROSS
Keith D. Ross Senior Vice President, General Counsel and Secretary